      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended July 31, 2000

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series  Description                      Cusip #       Due Date
      ----------------------------------------------------------------------
      1999-1A Senior Auction Rate Notes.......280907AP1.....December 1, 2035
      1999-1B Senior Auction Rate Notes.......280907AQ9.....December 1, 2035
      1999-1C Subordinate Auction Rate Notes..280907AR7.....December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      None

C.    Principal Outstanding - July, 2000
      ----------------------------------

                           Principal            Principal            Principal
                        Outstanding,             Payments         Outstanding,
      Series          Start of Month         During Month         End of Month
      -------------------------------------------------------------------------
      1999-1A         $78,000,000.00                $0.00       $78,000,000.00
      1999-1B          39,000,000.00                 0.00        39,000,000.00
      1999-1C           9,300,000.00                 0.00         9,300,000.00
               ----------------------------------------------------------------
      Totals         $126,300,000.00                $0.00      $126,300,000.00
               ================================================================

D.    Accrued Interest Outstanding - July, 2000
      -----------------------------------------

                    Accrued Interest             Interest             Interest     Accrued Interest              Interest
                        Outstanding,              Accrued             Payments         Outstanding,            Rate As Of
      Series          Start of Month         During Month         During Month         End of Month          End Of Month
      --------------------------------------------------------------------------------------------------------------------
      1999-1A             $43,225.00          $445,748.33          $403,433.33           $85,540.00              6.58000%
      1999-1B              21,450.00           221,325.00           200,200.00            42,575.00              6.55000%
      1999-1C               5,184.75            53,591.25            48,391.00            10,385.00              6.70000%
               -------------------------------------------------------------------------------------
      Totals              $69,859.75          $720,664.58          $652,024.33          $138,500.00
               =====================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                        Interest Period
      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      1999-1A                 23-Aug-00                8.58%
      1999-1B                 23-Aug-00                8.66%
      1999-1C                 23-Aug-00                8.42%

F.    Noteholders' Carry-Over Amounts - July, 2000
      --------------------------------------------

                             Carry-Over                                                     Carry-Over
                               Amounts,            Additions             Payments             Amounts,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      1999-1A                     $0.00                $0.00                $0.00                $0.00
      1999-1B                      0.00                 0.00                 0.00                 0.00
      1999-1C                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - July, 2000
      ----------------------------------------------------------------

                                Accrued             Interest             Interest              Accrued
                              Interest,              Accrued             Payments            Interest,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      1999-1A                     $0.00                $0.00                $0.00                $0.00
      1999-1B                      0.00                 0.00                 0.00                 0.00
      1999-1C                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

II.   Fund Information
      ----------------

A.    Reserve Fund - July, 2000
      -------------------------
                                                                        Amount
                                                                 --------------
      Balance, Start of Month..................................  $1,894,500.00
      Additions During Month...................................           0.00
      Less Withdrawals During Month............................           0.00
                                                                 --------------
      Balance, End of Month....................................  $1,894,500.00
                                                                 ==============

B.    Capitalized Interest Account - July, 2000
      -----------------------------------------
                                                                        Amount
                                                                 --------------
      Balance, Start of Month..................................  $4,554,040.99
      Additions During Month...................................           0.00
      Less Withdrawals During Month............................           0.00
                                                                 --------------
      Balance, End of Month....................................  $4,554,040.99
                                                                 ==============

C.    Acquisition Account - July, 2000
      --------------------------------
                                                                        Amount
                                                                 --------------
      Balance, Start of Month..................................          $0.00
      Additions During Month (Transfers from Surplus Fund).....           0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired.....................................           0.00
        Premiums and Related Acquisition Costs.................           0.00
                                                                 --------------
      Balance, End of Month....................................          $0.00
                                                                 ==============

D.    Alternative Loan Guarantee Account - July, 2000
      -----------------------------------------------
                                                                        Amount
                                                                 --------------
      Balance, Start of Month..................................  $1,637,612.59
      Guarantee Fees Received During Month.....................           0.00
      Interest Received During Month...........................       8,120.92
      Other Additions During Month.............................           0.00
      Less Withdrawals During Month for Default Payments.......           0.00
                                                                 --------------
      Balance, End of Month....................................  $1,645,733.51
                                                                 ==============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - July, 2000
      -----------------------------------------------
                                                                        Amount
                                                               ----------------
      Balance, Start of Month..................................$107,801,391.65
      Loans Purchased / Originated.............................           0.00
      Capitalized Interest.....................................     105,935.82
      Less Principal Payments Received.........................  (1,094,705.65)
      Other Increases (Decreases)..............................      (4,012.15)
                                                               ----------------
      Balance, End of Month....................................$106,808,609.67
                                                               ================

B.    Composition of Student Loan Portfolio as of July 31, 2000
      ---------------------------------------------------------

                                                                        Amount
                                                               ----------------
      Aggregate Outstanding Principal Balance..................$106,808,609.67
      Number of Borrowers......................................         16,182
      Average Outstanding Principal Balance Per Borrower.......         $6,600
      Number of Loans (Promissory Notes).......................         29,661
      Average Outstanding Principal Balance Per Loan...........         $3,601
      Weighted Average Interest Rate...........................          8.49%

C.    Distribution of Student Loan Portfolio by Loan Type as of July 31, 2000
      -----------------------------------------------------------------------

                                                                      Outstanding
                                                                        Principal
      Loan Type                                                           Balance              Percent
      -------------------------------------------------------------------------------------------------
      Stafford - Subsidized.......................................$ 36,685,742.33                34.3%
      Stafford - Unsubsidized.....................................  21,849,577.92                20.5%
      PLUS........................................................  12,434,925.21                11.6%
      SLS.........................................................     112,682.04                 0.1%
      Consolidation...............................................   5,859,629.88                 5.5%
      Alternative.................................................  29,866,052.29                28.0%
                                                                  -------------------------------------
      Total.......................................................$106,808,609.67               100.0%
                                                                  =====================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of July 31,
      ----------------------------------------------------------------------
      2000
      ----

                                                                      Outstanding
                                                                        Principal
      Interest Rate                                                       Balance              Percent
      -------------------------------------------------------------------------------------------------
      Less Than 7.00%.............................................$    163,673.15                 0.2%
      7.00% to 7.49%..............................................     970,683.91                 0.9%
      7.50% to 7.99%..............................................   9,378,081.70                 8.8%
      8.00% to 8.49%..............................................  69,831,302.69                65.4%
      8.50% to 8.99%..............................................  11,801,084.14                11.0%
      9.00% to 9.49%..............................................  10,486,240.20                 9.8%
      9.50% or Greater............................................   4,177,543.88                 3.9%
                                                                  -------------------------------------
      Total.......................................................$106,808,609.67               100.0%
                                                                  =====================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      July 31, 2000
      -------------

                                                                      Outstanding
                                                                        Principal
      Borrower Payment Status                                             Balance              Percent
      -------------------------------------------------------------------------------------------------
      School......................................................$ 20,804,513.12                19.5%
      Grace.......................................................   3,524,967.95                 3.3%
      Repayment...................................................  66,853,320.76                62.6%
      Deferment...................................................   9,857,680.77                 9.2%
      Forbearance.................................................   5,768,127.07                 5.4%
                                                                  -------------------------------------
      Total.......................................................$106,808,609.67               100.0%
                                                                  =====================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      July 31, 2000
      -------------

                                                                     Percent by Outstanding Balance
                                                             ------------------------------------------
                                                                       Repayment,
                                                                       Deferment,
                                                 Outstanding          Forbearance
                                                   Principal      & Claims Status         All Loans in
      Delinquency Status                             Balance           Loans Only            Portfolio
      -------------------------------------------------------------------------------------------------
      31 to 60 Days............................$2,907,936.24                 3.5%                 2.7%
      61 to 90 Days............................ 1,280,393.90                 1.6%                 1.2%
      91 to 120 Days...........................   857,144.96                 1.0%                 0.8%
      121 to 180 Days.......................... 1,283,075.23                 1.6%                 1.2%
      181 to 270 Days.......................... 1,638,837.83                 2.0%                 1.5%
      Over 270 Days............................   179,573.86                 0.2%                 0.2%
      Claims Filed, Not Yet Paid...............   256,092.62                 0.3%                 0.2%
                                               --------------------------------------------------------
      Total....................................$8,403,054.64                10.2%                 7.9%
                                               ========================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of July 31,
      -------------------------------------------------------------------------
      2000
      ----

                                                                      Outstanding
                                                                        Principal
      Guarantee Status                                                    Balance              Percent
      -------------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%..................................    $403,145.96                 0.4%
      FFELP Loan Guaranteed 98%...................................  76,539,411.42                71.7%
      Alternative Loans Non-Guaranteed............................  29,866,052.29                28.0%
                                                                  -------------------------------------
      Total.......................................................$106,808,609.67               100.0%
                                                                  =====================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of July 31,
      -------------------------------------------------------------------------
      2000
      ----

                                                                      Outstanding
                                                                        Principal
      Guarantee Agency                                                    Balance              Percent
      -------------------------------------------------------------------------------------------------
      Education Assistance Corporation............................$ 37,705,731.76                35.3%
      California Student Aid Commission...........................  20,349,829.31                19.1%
      United Student Aid Funds, Inc...............................   8,038,194.92                 7.5%
      Pennsylvania Higher Education Assistance
       Agency.....................................................   4,526,851.79                 4.2%
      Great Lakes Higher Education Corporation....................   4,397,808.16                 4.1%
      Other Guarantee Agencies....................................   1,924,141.44                 1.8%
      Alternative Loans Non-Guaranteed..............................29,866,052.29                28.0%
                                                                  -------------------------------------
      Total.......................................................$106,808,609.67               100.0%
                                                                  =====================================

I.    Fees and Expenses Accrued For/Through July, 2000
      ------------------------------------------------

                                                                   For The 7
                                                                Months Ended
                                                  July, 2000   July 31, 2000
                                                 ----------------------------
      Servicing Fees............................. $93,457.53     $636,291.81
      Indenture Trustee Fees.....................   2,631.28       18,418.89
      Broker / Dealer Fees.......................  27,189.58      152,612.49
      Auction Agent Fees.........................   2,175.17       14,945.51
      Other Permitted Expenses...................     210.00          210.00
                                                 ----------------------------
      Total......................................$125,663.56     $822,478.70
                                                 ============================

J.    Ratio of Assets to Liabilities as of July 31, 2000
      --------------------------------------------------

                                                                      Amount
                                                             ----------------
      Total Indenture Assets.................................$126,010,507.57
      Total Indenture Liabilities............................ 126,536,759.95
                                                             ----------------
      Ratio..................................................         99.58%
                                                             ================